                                                                   EXHIBIT 23.02



                         INDEPENDENT AUDITORS' CONSENT



    We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-22121 of Koll Real Estate Group, Inc. on Form S-4 of our report dated February 18, 1997, appearing in the Prospectus, which is a part of such Registration Statement.



Deloitte & Touche LLP



Costa Mesa, California
June 23, 1997